PROSPECTUS Dated                                        Pricing Supplement No. 2
August 10, 2010                                         February 7, 2011

                              U.S. $10,000,000,000           Rule 424 (b)(3)
                                                         Registration Statement
                          FORD MOTOR CREDIT COMPANY LLC      No. 333-168720

                           FLOATING RATE DEMAND NOTES

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                             Interest Rate Per Annum

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  Period     Tier One Notes    Tier Two Notes   Tier Three Notes
Beginning     Under $15,000   $15,000-$50,000     Over $50,000
----------   --------------   ---------------   ----------------
02/07/2011        1.35%            1.45%              1.55%